Interests in joint ventures	12 Months Ended
Dec. 31, 2024
Disclosure of joint ventures [abstract]
Interests in joint ventures	Interests in joint ventures
In September 2018, Alvotech hf., a subsidiary of the Group, entered into a joint venture agreement with Changchun High & New Technology Industries (Group) Inc. (the “joint venture partner”, "CCHN") to form a newly created joint venture entity, Alvotech & CCHN Biopharmaceutical Co., Ltd. (the “joint venture” or “JVCO”). The purpose of the JVCO is to develop, manufacture and sell biosimilar products in the Chinese market. The JVCO’s place of business is also the country of incorporation.

Name of entity	Place of business	Ownership interest		Carrying Amount
		2024	2023	2024	2023
Alvotech & CCHN Biopharmaceutical Co., Ltd.	China	—%	50%	—%	18,494
In June 2024, Alvotech hf. sold its share in the joint venture for a gross proceeds of $18.0 million (less $1.3 million in transaction costs). The sale resulted in a net loss of $3.0 million, including accumulated translation difference, recognized during the year ended 31 December 2024. The total gross proceeds was $18.0 million, and the unpaid portion of $6.0 million is classified as other short-term assets.

The following table provides the change in the Group’s interest in a joint venture during the years ended 31 December 2024 and 2023:

	2024	2023
Balance at 1 January	18,494	48,568
Share in losses	—	(7,153)
Sale of shares in joint venture	(18,494)	—
Translation difference	—	(1,402)
Balance at 31 December	—	18,494